Trade and Other Payables	12 Months Ended
Dec. 31, 2017
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Trade and Other Payables
28.	TRADE AND OTHER PAYABLES

NON-CURRENT TRADE AND OTHER PAYABLES

Million US dollar	2017	2016 Adjusted	2016 Reported

Indirect taxes payable	157	159	159
Trade payables	380	465	465
Deferred consideration on acquisitions	699	379	379
Other payables	226	313	325

	1 462	1 316	1 328

CURRENT TRADE AND OTHER PAYABLES

Million US dollar	2017	2016

Trade payables and accrued expenses	15 240	14 071
Payroll and social security payables	1 284	1 027
Indirect taxes payable	2 862	2 750
Interest payable	1 790	1 797
Consigned packaging	1 111	974
Dividends payable	479	447
Deferred income	30	52
Deferred consideration on acquisitions	1 723	1 640
Other payables	243	327

	24 762	23 086

Deferred consideration on acquisitions is mainly comprised of 1.6 billion US dollar for the put option included in the 2012 shareholders’ agreement between Ambev and E. León Jimenes S.A. (“ELJ”) as amended in 2017 to allow for a partial exercise of the option, which may result in Ambev acquiring additional Class B shares of Cervecería Nacional Dominicana S.A. (“CND”). The put option granted to ELJ is exercisable since 2013. The valuation of this option is based on the EBITDA of the consolidated operations in Dominican Republic. On 1 December 2017, Ambev announced that ELJ partially exercised its option to sell approximately 30% of the shares of CND for an amount of 0.9 billion US dollar. The transaction closed in January 2018 resulting in Ambev’s participation in CND increasing from 55% to 85%.